EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of MatrixOne, Inc. (the “Company”) for the quarterly period ended January 1, 2005, as amended by Amendment No. 1 to the Quarterly Report on Form 10-Q/A as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary D. Hall, Senior Vice President of Finance, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GARY D. HALL
Gary D. Hall Senior Vice President of Finance, Chief Financial Officer and Treasurer

December 23, 2005